Electronically Filed
12/16/2020 8:53 AM
Steven D. Grierson
CLERK OF THE COURT

NOTC

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorneys for Plaintiff
CUSTODIAN VENTURES, LLC

EIGHTH JUDICIAL DISTRICT COURT
CLARK COUNTY, NEVADA

CUSTODIAN VENTURES, LLC, a Wyoming Limited Liability Company, as assignee of GLOBEX TRANSFER, LLC, a Florida Limited Liability Company Plaintiff, vs. KETDARINA CORP., a revoked Nevada Corporation, DOES 1 to 10, and ROE CORPORATIONS 1 to -10, inclusive, Defendants.	CASE NO.: A-20-816621-B DEPT NO.: XVI

NOTICE OF ENTRY OF ORDER

PLEASE TAKE NOTICE that on the 11th day of December, 2020, the attached Injunction and Order Appointing Receiver was entered in the above-captioned case.

Dated this 16th day of December, 2020.

CHASEY LAW OFFICES

/s/ Peter Chasey
Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
Attorney for Plaintiff

CERTIFICATE OF SERVICE

I hereby certify that on the 16th day of December, 2020, I served a true and complete copy of the foregoing ***NOTICE OF ENTRY OF ORDER*** by placing a copy of the same in the United States Mail, postage fully prepaid addressed to the following:

Ketdarina Corp.
c/o Incorp Services, Inc.
3773 Howard Hughes Parkway, Suite 500S
Las Vegas, NV 89169

AN EMPLOYEE OF CHASEY LAW OFFICES

ORDR

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorneys for Plaintiff
CUSTODIAN VENTURES, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

CUSTODIAN VENTURES, LLC, a Wyoming Limited Liability Company, as assignee of GLOBEX TRANSFER, LLC, a Florida Limited Liability Company Plaintiff, vs. ONE 4 ART LIMITED, a revoked Nevada Corporation, DOES 1 to 10, and ROE CORPORATIONS 1 to -10, inclusive, Defendants.	CASE NO.: A-20-816622-B DEPT NO.: XVI **INJUNCTION AND ORDER APPOINTING RECEIVER**

Plaintiff/Judgment Creditor Custodian Ventures, LLC's Motion to Appoint Receiver having come on for hearing before this Court, this Court having reviewed the papers and pleadings on file, good cause appearing, this Court makes the following findings and issues the following orders.

IT IS HEREBY FOUND that Defendant/Judgment Debtor One 4 Art Limited (hereinafter "ONFA") has had its corporate charter revoked by the Nevada Secretary of State,

///

IT IS FURTHER FOUND that Defendant/Judgment Debtor ONFA has ceased to exist in some manner as set forth in NRS 78.600,

IT IS FURTHER FOUND that Defendant/Judgment Debtor ONFA has failed to pay filing fees due to the Nevada Secretary of State,

IT IS FURTHER FOUND that Defendant/Judgment Debtor ONFA has failed to make period public disclosures and reports as required by Rule 15c2-11 promulgated by the Securities and Exchange Commission pursuant to the Securities Act of 1934,

IT IS FURTHER FOUND that, in ONFA's last public disclosure, KTDR reported total liabilities of $14,500, and

IT IS FURTHER FOUND that Plaintiff/Judgment Creditor Custodian Ventures, LLC holds a judgment against KTDR in the amount of $4,445.88 plus statutory interest accruing at $0.41 per day from Notice of Entry of Default Judgment on September 28, 2020.

Therefore,

IT IS HEREBY ORDERED, ADJUDGED, and DECREED that Plaintiff/Judgment Creditor Custodian Ventures, LLC's Motion to Appoint Receiver is GRANTED in its entirety,

IT IS FURTHER ORDERED, ADJUDGED, and DECREED that the former officers and directors of ONFA, Miao Yu and Yihe Yu are hereby enjoined from hereinafter exercising any authority or privilege relating to the administration or operation of ONFA,

IT IS FURTHER ORDERED, ADJUDGED, and DECREED that David Lazar is appointed as Receiver of and for ONFA,

IT IS FURTHER ORDERED, ADJUDGED, and DECREED that, pursuant to NRS 78.600 and NRS 78.630, Receiver David Lazar is granted the authority to rehabilitate ONFA, including but not limited

to the reinstatement or revival of ONFA's corporate charter with the Nevada Secretary of State, to prepare and file all documents as reasonable or necessary to comply with Rule 15c2-11 of the Securities Act of 1934, to collect the debts and property due and belonging to ONFA, to compromise and settle with any debtor of ONFA, to prosecute and defend lawsuits in the name of ONFA, to do all other acts as might be done by ONFA, to do all other acts as may be reasonable or necessary to continue the business of ONFA, and to appoint agents for the exercise of these duties.

IT IS SO ORDERED.

Dated this 11 day of December, 2020.

HON. TIMOTHY WILLIAMS
ZJ

Respectfully Submitted by:

CHASEY LAW OFFICES

/s/ Peter Chasey

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorneys for Plaintiff
CUSTODIAN VENTURES, LLC